Exhibit 32

                    ADVANCED FINANCIAL INC. AND SUBSIDIARIES




          Section 906 Certification of Principal Executive Officer and
                            Chief Executive Officer

     I, Charles A. Holtgraves, Chief Executive officer (Principal Executive Officer and Chief Financial Officer), certify that this quarterly report on Form 10-QSB for the quarterly period ended (June 30,2003) fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Advanced Financial Inc. and its subsidiaries for the periods presented.


Date: December 30, 2003                     /s/  Charles A. Holtgraves
                                            -----------------------------------
                                                 Charles A. Holtgraves
                                                 Chief Executive Officer
                                                 Chief Financial Officer